AMENDMENT NUMBER THREE, dated as of April 26, 1996 ("Amendment"), to the Amended and Restated Revolving Credit Agreement dated as of December 31, 1994, as amended by Amendment Number One, dated as of May 31, 1995 and Amendment Number Two, dated as of January 23, 1996 (the "Credit Agreement"), among CINCINNATI MILACRON INC., a Delaware corporation (the "Borrower" and the "Company"), CINCINNATI MILACRON KUNSTSTOFFMASCHINEN EUROPA GMBH, a German corporation (the "German Borrower" and, collectively, with the Company, the "Borrowers"), the lenders listed on Schedule 2.1 thereto (each a "Lender" and collectively, the "Lenders") and BANKERS TRUST COMPANY, a New York banking corporation ("BTCo"), as a Lender and as agent for the Lenders (in such capacity, including its successors and permitted assigns, the "Agent"). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

          WHEREAS, the Borrowers have requested that the Agent and the Lenders amend certain provisions of the Credit
Agreement and Amendment Number Two;

          WHEREAS, the Agent and the Lenders have considered and agreed to the Borrowers' requests, upon the terms and conditions set forth in this Amendment;

          NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         SECTION ONE - AMENDMENTS TO CREDIT AGREEMENT.

          The Credit Agreement is amended as hereinafter provided in this Section ONE, effective as of the date that all of the conditions set forth in Section Three of Amendment No. 3 shall have been satisfied (the "Amendment Effective Date").


          1.1.  Amendments to Section 1 (Definitions) of the
Credit Agreement

          Section 1.1 shall be amended by adding the following new definition in the appropriate alphabetical order

          "'Amendment No. 3' shall mean Amendment Number Three dated as of April 26, 1996 to this Agreement."




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          1.2.  Amendments to Section 2 (Amount and Terms of
Loans) to the Credit Agreement

          Section 2.1(b) shall be amended by deleting
"$100,000,000" immediately following the words "Deutsche Mark
Revolving Loans, would exceed" and substituting "$125,000,000" therefor.


          1.3.  Amendments to Section 3 (Reductions in
Commitments) to the Credit Agreement

          Section 3.1 shall be amended by deleting "(a)" before the first subclause thereof and deleting Section 3.1(b) in its entirety.

          Section 3.3 shall be amended by deleting Section
3.3(c) in its entirety.


          1.4. Amendments to Section 5 (Affirmative Covenants) to the Credit Agreement

          (a) Section 5.11 shall be amended to read as follows:

     "The Company shall maintain, at all times during the respective periods indicated below, a ratio of Consolidated Total Indebtedness to the sum of
     (i) Consolidated Total Indebtedness plus
     (ii) Consolidated Tangible Net Worth not to exceed the respective ratio, as expressed in percentage form, indicated during such period:

          Period                     Percentage

     10/08/95 - 12/30/95                70.00%
     12/31/95 - 03/23/96                68.50%
     03/24/96 - 06/15/96                60.00%
     06/16/96 - 10/05/96                58.75%
     10/06/96 - 12/28/96                57.50%
     12/29/96 - 03/22/97                56.25
     03/23/97 - 06/14/97                55.00%
     06/15/97 - 10/04/97                53.75%
     10/05/97 - 01/03/98                52.50%
     01/04/98 - 03/28/98                51.25%
     03/29/98 and thereafter            50.00%."

          (b)  Section 5.15 shall be deleted in its entirety.




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          1.5.  Amendments to Section 6 (Negative Covenants) of
the Credit Agreement

          (a)  Section 6.4 shall be amended to read as follows:

     "The Company shall not permit at any time the ratio of (i)
     (a) EBIT of the Company plus (b) depreciation expense of the Company and its Consolidated Subsidiaries plus
     (c) amortization expense of the Company and its Consolidated Subsidiaries minus (d) Consolidated Capital Expenditures minus (e) any amounts expended by the Company and its Consolidated Subsidiaries to redeem or purchase indebtedness (including current maturities of long-term indebtedness but excluding in all cases redemptions or repurchases funded from other sources such as permitted refinancings or the issuance of Securities and also excluding the redemption of indebtedness for money borrowed related to Authorized Acquisition No. 2 of D-M-E in an aggregate amount not to exceed $180,000,000); (in the case of each of clauses (b)-(e) only expenditures actually made and expenses charged against earnings when determining EBIT during the applicable four-quarter period shall be included) to (ii) Fixed Charges of the Company and its Consolidated Subsidiaries to be less than 1.50 to 1."

          (b) Section 6.13 shall be amended by deleting "$15,000,000" in the first sentence immediately following the words "having a fair market value individually or in the aggregate of" and substituting "$50,000,000" therefor and by inserting at the end of last sentence the following
"; provided, further that the Company shall be in pro forma compliance with all terms and conditions hereof as of the end of the immediately preceding quarter.

         SECTION TWO - REPRESENTATIONS AND WARRANTIES.

          The Company hereby confirms, reaffirms and restates the representations and warranties made by it in Section 8 of the Credit Agreement, as amended hereby, and all such representations and warranties are true and correct in all material respects as of the date hereof. The Company further represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Agent and each Lender that:

          (a) The Company and the German Borrower each has the corporate power, authority and legal right to execute, deliver and perform this Amendment and has taken all corporate actions




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necessary to authorize the execution, delivery and performance of this Amendment;

          (b) No consent of any person other than all of the Lenders, and no consent, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment;

          (c) This Amendment has been duly executed and delivered on behalf of each of the Company and the German Borrower by a duly authorized officer or attorney-in-fact of the Company and the German Borrower, as the case may be, and constitutes a legal, valid and binding obligation of the Company and the German Borrower, as the case may be, enforceable in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditor's rights generally or by equitable principles relating to enforceability; and

          (d) The execution, delivery and performance of this Amendment will not violate (i) any provision of law applicable to the Company or the German Borrower or (ii) contractual obligation of either the Company or the German Borrower, except in the case of clause (i) or (ii), such violations that would not have, singly or in the aggregate, a Material Adverse Effect.

             SECTION THREE - CONDITIONS PRECEDENT.

          Upon the fulfillment of the following condition the amendments contemplated by this Amendment shall become effective as of the Amendment Effective Date:

          (a) The Company shall have received, no later than June 30, 1996, at least $125,000,000 in cash proceeds (net of underwriting discounts and commissions, other banking and investment fees, attorneys' and accountants' fees and other customary fees and costs associated therewith) from the sale of its common stock.

          (b) The Agent shall have received duly executed counterparts hereof.








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                 SECTION FOUR - MISCELLANEOUS.


          (a) Section Four (a) of Amendment No. 2 shall be, amended effective as of the Amended Effective Date, by deleting the words "and (ii) on the first anniversary of the Amendment
Effective Date" therefor.

          (b) The Company shall pay to each Lender on the Amendment Effective Date in cash in Dollars a fee equal to 1/20% of such Lender's Commitment in effect at the opening of business on such Date.

          (c) Except as herein expressly amended, the Credit Agreement and all other agreements, documents, instruments and certificates executed in connection therewith, except as otherwise provided herein, are ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms.

          (d) All references to the Credit Agreement and Amendment No. 2 shall mean, after the amendments contemplated by this Amendment have become effective, the Credit Agreement and Amendment No. 2 as amended as of the Amendment Effective Date, and as the same may at any time therefor be amended, amended and restated, supplemented or otherwise modified from time to time and as in effect.

          (e) This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.

          (f)  THIS AMENDMENT SHALL BE GOVERNED BY, CONSTRUED
AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW
YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS.

          (g) This Amendment shall not constitute a consent or waiver to or modification of any other provision, term or condition of the Credit Agreement. All terms, provisions, covenants, representations, warranties, agreements and conditions contained in the Credit Agreement, as amended hereby, shall remain in full force and effect.










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          IN WITNESS WHEREOF, the parties hereto have caused
this Amendment to be duly executed as of the date first above written.


                            CINCINNATI MILACRON INC.


                            By:  /s/ Kenneth W. Mueller
                                 Name:   Kenneth W. Mueller
                                 Title:  Treasurer


                            CINCINNATI MILACRON
                              KUNSTSTOFFMASCHINEN EUROPA GmbH


                            By:  /s/ Kenneth W. Mueller
                                 Name:  Kenneth W. Mueller
                                 On the basis of power of
                                 attorney dated as of
                                 December 22, 1994


                            BANKERS TRUST COMPANY, as a
                              Lender and as Agent


                            By:  /s/ Dana Klein
                                 Name:  Dana Klein
                                 Title: Vice President


                            CREDIT LYONNAIS CHICAGO
                              BRANCH, as a Lender


                            By:  /s/ Sandra E. Horwitz
                                 Name:  Sandra E. Horwitz
                                 Title:  First Vice President
                                         and Branch Manager

                            MIDLAND BANK PLC, NEW YORK BRANCH,
                              as a Lender


                            By:  /s/ Jonathan Morris
                                 Name:  Jonathan Morris
                                 Title: Vice President




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                            MORGAN GUARANTY TRUST COMPANY OF
                              NEW YORK, as a Lender


                            By:  /s/ Timothy S. Broadbent
                                 Name:  Timothy S. Broadbent
                                 Title: Vice President


                            NATIONSBANK N.A., as a Lender


                            By:  /s/ Jay Johnston
                                 Name:  Jay Johnston
                                 Title: Senior Vice President


                            NBD BANK, as a Lender


                            By:  /s/ Michael C. Mahoney
                                 Name:  Michael C. Mahoney
                                 Title: Vice President


                            PNC BANK, OHIO, N.A., as a Lender


                            By:  /s/ David K. Knuth
                                 Name:  David K. Knuth
                                 Title: Vice President


                            SOCIETY NATIONAL BANK, as a
                              Lender


                            By:  /s/ Wayne K. Guessford
                                 Name:  Wayne K. Guessford
                                 Title: Vice President


                            STAR BANK, N.A., as a Lender


                            By:  /s/ Thomas D. Gibbons
                                 Name:  Thomas D. Gibbons
                                 Title: Vice President





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